UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 1, 2021

Expro Group Holdings N.V.
(Exact name of registrant as specified in its charter)

The Netherlands	001-36053	98-1107145
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1311 Broadfield Blvd., Suite 400 Houston, TX		77084
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 463-9776

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, €0.06 nominal value	XPRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by Expro Group Holdings N.V. (formerly known as “Frank’s International N.V.”), a public company organized under the laws of the Netherlands (the “Company”), to amend and supplement its Current Report on Form 8-K (the “Prior 8-K”) filed with the Securities and Exchange Commission (the “SEC”) on October 1, 2021, in connection with the completion of the merger among the Company, Expro Group Holdings International Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“Legacy Expro”), and New Eagle Holdings Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly owned subsidiary of the Company (“Merger Sub”), in accordance with the terms of the Agreement and Plan of Merger dated as of March 10, 2021 (the “Merger Agreement”) by and among the Company, Legacy Expro, and Merger Sub. Pursuant to the Merger Agreement, Legacy Expro merged with and into Merger Sub, with Merger Sub continuing as a wholly owned subsidiary of the Company and the surviving corporation of the merger (the “Merger”).

The Company is filing this Amendment solely to supplement Item 9.01 of the Prior 8-K to include (i) the historical financial statements of Legacy Expro described below and (ii) the pro forma financial information described below. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Prior 8-K. Although Legacy Expro is now a direct subsidiary of the Company, for accounting purposes the Merger is treated as a “reverse acquisition” and Legacy Expro is considered the accounting acquirer. Accordingly, as of the closing of the Merger, Legacy Expro’s historical results of operations replaced the Company’s historical results of operations for all periods prior to the Merger and, for all periods following the Merger, the results of operations of both companies will be included in the Company’s financial statements. However, the historical financial statements of Legacy Expro filed with this Amendment relate to a pre-Merger closing period, and therefore all such information presented relates to Legacy Expro on a standalone basis and not to the Company.

Item 9.01         Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Legacy Expro as of December 31, 2018, for the period from January 1, 2018 through January 31, 2018 (Predecessor) and for the period from February 1, 2018 through December 31, 2018 (Successor) and the Report of Independent Auditors issued by Ernst & Young LLP are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

The audited consolidated financial statements of Legacy Expro as of and for the year ended December 31, 2019 and the Report of Independent Registered Public Accounting Firm issued by Ernst & Young LLP are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

The audited consolidated financial statements of Legacy Expro as of and for the year ended December 31, 2020 and the Report of Independent Registered Public Accounting Firm issued by Deloitte & Touche LLP are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

The unaudited condensed consolidated interim financial statements of Legacy Expro as of June 30, 2021 and for the six months ended June 30, 2021 and 2020 as well as the unaudited condensed consolidated interim financial statements of Legacy Expro as of September 30, 2021 and for the nine months ended September 30, 2021 and 2020, are filed herewith and attached hereto as Exhibit 99.4 and Exhibit 99.5, respectively, and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements as of September 30, 2021, for the nine months ended September 30, 2021 and for the year ended December 31, 2020, are filed herewith and attached hereto as Exhibit 99.6, and are incorporated herein by reference.

(c)	Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm for Legacy Expro.
23.2	Consent of Ernst & Young LLP, independent registered public accounting firm for Legacy Expro.
23.3	Consent of Ernst & Young LLP, independent auditors for Legacy Expro.
99.1	Audited consolidated financial statements of Legacy Expro as of December 31, 2018, for the period from January 1, 2018 through January 31, 2018 (Predecessor) and for the period from February 1, 2018 through December 31, 2018 (Successor) (incorporated by reference from the Company’s proxy statement/prospectus, dated August 5, 2021, filed by the Company with the SEC on August 6, 2021).
99.2	Audited consolidated financial statements of Legacy Expro as of and for the year ended December 31, 2019 (incorporated by reference from the Company's proxy statement/prospectus, dated August 5, 2021, filed by the Company with the SEC on August 6, 2021).
99.3	Audited consolidated financial statements of Legacy Expro as of and for the year ended December 31, 2020 (incorporated by reference from the Company's proxy statement/prospectus, dated August 5, 2021, filed by the Company with the SEC on August 6, 2021).
99.4	Unaudited condensed consolidated interim financial statements of Legacy Expro as of June 30, 2021 and for the six months ended June 30, 2021 and 2020.
99.5	Unaudited condensed consolidated interim financial statements of Legacy Expro as of September 30, 2021 and for the nine months ended September 30, 2021 and 2020.
99.6	Unaudited pro forma condensed combined financial statements as of September 30, 2021, for the nine months ended September 30, 2021 and for the year ended December 31, 2020.
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRO GROUP HOLDINGS N.V.

Date: December 9, 2021	By:	/s/ Quinn P. Fanning
Name: Quinn P. Fanning
Title: Chief Financial Officer